Related Party Transactions	12 Months Ended
Dec. 31, 2019
Related Party Transactions [Abstract]
Related Party Transactions
Note 24. Related Party Transactions

SDI has engaged the services of CFGI, formerly Pine Hill Group, and Edward J. Sweeney to serve as interim Chief Financial Officer effective May 31, 2017. Mr. Sweeney carries out his role as interim Chief Financial Officer of the Company pursuant to an agreement between the Company and CFGI. Mr. Sweeney is a partner at CFGI. The agreement outlines the scope of responsibilities of CFGI, as well as Mr. Sweeney’s role. These include, but are not limited to, services provided to the Company as interim Chief Financial Officer, controllership services, technical accounting and financial reporting services, and risk, valuation and transaction advisory services. CFGI is compensated at an hourly rate for performing services pursuant to the agreement. CFGI is responsible for all payments to Mr. Sweeney. As a result, Mr. Sweeney has received no direct compensation from the Company and the amount of aggregate payments made to CFGI is based on the amount of work performed on the Company’s behalf by all CFGI resources. During the years ended December 31, 2019 and 2018, the Company incurred expenses of $1.0 million and $1.1 million, respectively, related to services provided by CFGI.

The Company entered into a lease agreement for office space for its corporate headquarters from its parent company, Standard General L.P. (“Standard General”). Rental payments under the lease of $0.1 million were paid to Standard General during the year ended December 31, 2019.